                                                                  EXHIBIT 10(k)


                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

                  THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of March 31, 1999, by and among Pioneer-Standard Electronics, Inc., an Ohio corporation, and its successors and assigns (the "Borrower"), National City Bank, a national banking association, and the several banks, financial institutions and other entities from time to time parties to the Credit Agreement (as defined below) (sometimes collectively, "Lenders" and sometimes individually, a "Lender"), and National City Bank, not individually, but as "Agent." Capitalized terms used herein, and not otherwise defined herein, shall have the meaning ascribed to those terms in the Credit Agreement (as defined herein).

                  WHEREAS, Borrower, the Lenders and Agent entered into that certain Credit Agreement dated as of March 27, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of May 1, 1998 (collectively, the "Original Credit Agreement");

                  WHEREAS, Borrower, the Lenders and Agent are desirous of amending the Original Credit Agreement on the terms and conditions hereinafter set forth; and

                  WHEREAS, the Original Credit Agreement as modified by this Amendment shall hereafter be the "Credit Agreement."

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Borrower, the Lenders and Agent agree as follows:

                  1. Section 5.14(c) of the Original Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                  (c) Investments in (i) Eurodis Electron PLC (in an amount not to exceed a value of $7,433,463) and World Peace Industrial Co. Ltd. (in an amount not to exceed a value of $6,531,259) and (ii) Eurodis Electron PLC (in excess of a value of $7,433,463), World Peace Industrial Co. Ltd. (in excess of a value of $6,531,259) and other Persons not to exceed, in the aggregate, at any time, a value of $35,000,000; provided that any Investment permitted under this
Section 5.14(c) may only consist of Investments in Persons in the business of the manufacturing or the distributing of industrial and consumer electronic products or related consulting or support services.

                  2. Subsection 5.15(v) of the Original Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                  (v) any lease other than any Capitalized Lease (it being agreed that a Capitalized Lease is a lien rather than a lease for the purposes of this Agreement) so long as the aggregate annual rentals of all such leases do not exceed Fifteen Million Dollars ($15,000,000) on a consolidated basis.

                  3. Section 5.21(a) of the Original Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                  5.21 RATIO OF EBIT TO INTEREST. (a) Borrower and its Subsidiaries shall have a ratio of Consolidated EBIT to Consolidated Interest Expense of no less than 3.0 to 1.0 on the Closing Date, and on the last calendar day of each fiscal quarter thereafter, until December 31, 2000. Thereafter, on the last calendar day of each fiscal quarter until and including the Facility Termination Date, Borrower and its Subsidiaries shall have a ratio of Consolidated EBIT to Consolidated Interest Expense of no less than 3.50 to 1.0. The ratio of Consolidated EBIT to Consolidated Interest Expense shall be calculated for the most recent preceding four fiscal quarters, including the fiscal quarter ending on the date of determination.

                   4. Section 5.22 of the Original Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                  5.22 RATIO OF DEBT TO EBITDA. Borrower and its Subsidiaries shall have a ratio of Consolidated Funded Debt to Consolidated EBITDA of no greater than 3.75 to 1.0 on the Closing Date, and on the last calendar day of each fiscal quarter thereafter, until December 31, 1999; and no greater than
3.50 to 1.00 on the last calendar day of each fiscal quarter thereafter, until December 31, 2000; and no greater than 3.00 to 1.00 on the last calendar day of each fiscal quarter thereafter, until December 31, 2001; and no greater than
2.75 to 1.0 on the last calendar day of each fiscal quarter thereafter, until the Facility Termination Date. The ratio of Consolidated Funded Debt to Consolidated EBITDA shall be calculated for the most recent preceding four fiscal quarters, including the fiscal quarter ending on the date of determination and shall exclude any debt relating to the Convertible Debentures or the securities sold pursuant to the Preferred Securities Offering.

                  5. Section 5.33 of the Original Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                  5.33 INVENTORY FINANCE LIMITATION. Borrower and its Subsidiaries shall have a ratio of Consolidated Funded Debt plus Indebtedness for Borrowed Money arising under the Agreement for Inventory Financing to Consolidated EBITDA of no greater than 4.75 to 1.0 on the Closing Date, and on the last calendar day of each fiscal quarter thereafter, until December 31, 1999; and no greater than 4.50 to 1.00 on the last calendar day of each fiscal quarter thereafter, until December 31, 2000; and no greater than 4.00 to 1.00 on the last calendar day of each fiscal quarter thereafter, until December 31, 2001; and no greater than 3.75 to 1.0 on the last calendar day of each fiscal quarter thereafter, until the Facility Termination Date. The ratio of Consolidated Funded Debt plus Indebtedness for Borrowed Money arising under the Agreement for Inventory Financing to Consolidated EBITDA shall be calculated for the most recent preceding four fiscal quarters, including the fiscal quarter ending on the date of determination and shall exclude any debt relating to the Convertible Debentures or the securities sold pursuant to the Preferred Securities Offering.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers.

                                        PIONEER-STANDARD ELECTRONICS, INC.



                                        By: /s/ JOHN V. GOODGER
                                           -----------------------------
                                        Print Name:  John V. Goodger
                                        Title:  Vice President

                                        NATIONAL CITY BANK,
                                             Individually and as Agent



                                        By: /s/ Anthony J. DiMare
                                           -----------------------------
                                        Print Name: Anthony J. DiMare
                                        Title: Senior Vice President

                                        KEYBANK NATIONAL ASSOCIATION



                                        By: /s/ Brendan A. Lawlor
                                           -----------------------------
                                        Print Name: Brendan Lawlor
                                        Title: Vice President

                                        MELLON BANK, N.A.



                                        By: /s/ Mark Johnston
                                           -----------------------------
                                        Print Name: Mark Johnston
                                        Title:  Vice President

                                        FIRSTAR BANK, N.A.



                                        By: /s/ John D. Barrett
                                           -----------------------------
                                        Print Name: John Barrett
                                        Title:  Vice President

                                        NBD BANK



                                        By: /s/ Paul R. DeMelo
                                           -----------------------------
                                        Print Name: Paul R. DeMelo
                                        Title: Vice President

                                        COMERICA BANK



                                        By: /s/ Jeffrey J. Judge
                                           -----------------------------
                                        Print Name: Jeffrey J. Judge
                                        Title: Vice President

                                        ABN - AMRO BANK N.V.



                                        By: /s/ Christopher S. Helmeci
                                           -----------------------------
                                        Print Name: Chris Helmeci
                                        Title: Vice President


                                        By: /s/ Louis K. McLinden, Jr.
                                           -----------------------------
                                        Print Name: Louis K. McLinden, Jr.
                                        Title: Vice President

                                        MERCANTILE BANK



                                        By: /s/ Timothy W. Hassler
                                           -----------------------------
                                        Print Name:  Tim Hassler
                                        Title: Vice President

                                        THE BANK OF NEW YORK



                                        By: /s/ Robert J. Joyce
                                           -----------------------------
                                        Print Name: Robert Joyce
                                        Title: Vice President

                                        UNION BANK OF CALIFORNIA, N.A.




                                        By:
                                           -----------------------------
                                        Print Name: Michael Piken
                                        Title: Vice President